UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2018

Reborn Coffee, Inc.

(Exact name of registrant as specified in its charter)

Florida

333-219139

           47-4752305

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

17809 Gillette Ave.

Irvine, CA

92614

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code 949-880-2868

Capax Inc.

7135 Collins Ave No. 624

Miami Beach, FL 33141

(305) 865-8193

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2018, the Board of Directors of the Registrant approved the name change of the Registrant from “Capax Inc.” to “Reborn Coffee, Inc.” and filed an Amendment to its Articles of Incorporation reflecting such name change.  In connection with the name change, on May 15, 2018 Reborn Coffee Inc. amended and restated its Bylaws (the “Bylaws”) to reflect the name change.

This summary is qualified in its entirety by reference to the Articles of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description	Location
3.1	Amended Articles of Incorporation dated as of May 9, 2018	Filed herewith
3.2	Amended and Restated Bylaws of the Registrant dated as of May 15, 2018	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reborn Coffee Inc.

(Registrant)

Date  May 15, 2018

  /s/ I. Andrew Weeraratne

(Signature)*

I Andrew Weeraratne

Chief Financial Officer

.